                                                                     EXHIBIT 21

                         SENSORMATICS ELECTRONICS CORP
Filename:Subslist             LIST OF SUBSIDIARIES
                                    6/30/98

                                                                             PLACE OF INCORPORATION
OPERATING COMPANIES                                                              OR ORGANIZATION
-------------------                                                          ----------------------
NORTH AMERICA
-------------
      Point of Sale Data Products, Inc.                                      Delaware
      Sensormatic Canada, Inc.                                               Canada
      Sensormatic Electronics Corporation (Puerto Rico)                      Delaware
      Sensormatic, SA de CV                                                  Mexico
      Sensormatic del Caribe, Inc.                                           Puerto Rico
      Sensormatic Electronics S. de R.L. de C.V.                             Mexico

EUROPE
------
      All Security Systems N.V.                                              Belgium
      Sensormatic Commercial/Industrial Gmbb                                 Germany
      Sensormatic C/I S.A.                                                   Belgium
      Knofo Nederland B.V.                                                   Netherlands
      Sensormatic Technologies S.A.                                          France
      Sensormatic AB                                                         Sweden
      Sensormatic A.G.                                                       Switzerland
      Sensormatic A/S                                                        Denmark
      Sensormatic AS                                                         Norway
      Sensormatic B.V.                                                       Netherlands
      Sensormatic CamEra Ltd.                                                United Kingdom
      Sensormatic Distribution Inc.                                          Delaware (primary operation in Switz)
      Sensormatic E.C., S.A.                                                 Spain
      Sensormatic E.C., S.R.L.                                               Italy
      Sensormatic France SA                                                  France
      Sensormatic Ges.m.b.h.                                                 Austria
      Sensormatic G.m.b.H.                                                   Germany
      Sensormatic Electronics Corporation (Ireland) Limited                  Ireland
      Sensormatic European Distribution Ltd. (Ireland)                       Ireland
      Sensormatic Finance Limited                                            United Kingdom
      SEC Investments of Ireland                                             Ireland
      Sensormatic Ireland Limited                                            Ireland
      Sensormatic International Ltd.                                         United Kingdom
      CCTV Comercio L.D.A.                                                   Portugal
      Senzorequipe Credit Center L.D.A                                       Portugal
      Sistemas Proteccao L.D.A.                                              Portugal
      Sensormatic Proteccao Contra O Furto, L.D.A.                           Portugal
      Sensormatic Limited                                                    United Kingdom
      N.V. Sensormatic S.A.                                                  Belgium
      Sensormatic OY                                                         Finland
      Sensormatic Kft.                                                       Hungary
      Visual Information Systems Holdings Limited                            United Kingdom
      Sensormatic Norge A.S.                                                 Norway
      Knogo Sweden A/B                                                       Sweden
      Knogo RFMM Valularm A/B                                                Sweden
      Camera Security Limited                                                United Kingdom
      CCTV Limited                                                           United Kingdom
      Telesurveillance Limited                                               United Kingdom
      Knogo (U.K.) Limited                                                   United Kingdom
      Sensormatic Security Solutions Limited                                 United Kingdom

                         SENSORMATICS ELECTRONICS CORP
Filename:Subslist             LIST OF SUBSIDIARIES
                                    6/30/98

                                                                             PLACE OF INCORPORATION
OPERATING COMPANIES                                                             OR ORGANIZATION
-------------------                                                          ----------------------
ASIA / PACIFIC
--------------
      Sensormatic Asia/Pacific, Inc.                                         Delaware (primary operations in Sing.)
      Sensormatic Australia Pty Limited                                      Australia
      Sensormatic Hong Kong Limited                                          Hong Kong
      Sensormatic New Zealand Limited                                        New Zealand
      Knogo Australia Pty. Ltd.                                              Australia

OTHERS
------
      Sensormatic Middle East, Inc.                                          Delaware
      Senelco Iberia, Inc.                                                   Delaware
      International Financing, Inc.                                          Delaware
      Sensormatic (Barbados) Export, Inc.                                    Barbados
      Sensormatic Cayman Finance Ltd.                                        Cayman Islands
      Sensormatic del Peru                                                   Peru
      Sensormatic Distribution & Holdings B.V.                               Netherlands
      Sensormatic Electronics Corporation (Brazil)                           Delaware
      Sensormatic Ltd.                                                       United Kingdom
      Sensormatic International, Inc.                                        Delaware
      Sensormatic International Management Corporation                       Delaware
      Sensormatic Investments Associates B.V.                                Netherlands
      SEC Investments of Canada Ltd.                                         Canada
      Sensormatic Investments Ltd.                                           United Kingdom
      Sensormatic S.A.                                                       France
      Sensormatic (U.K.) Ltd.                                                United Kingdom
      BI Merger Corp.                                                        Delaware
      Kingsclare Investments Ltd.                                            United Kingdom
      Knogo Holdings S.A.                                                    Belgium
      Sensormatic International Distributors, Inc.                           Delaware
      Sensormatic do Brasil Electrnica Ltda.                                 Brazil
      Sensorcol S.A.                                                         Colombia
      MINEX Ltda.                                                            Colombia
      Sensormatic Argentina, SA                                              Argentina
      Senelbra, Ltda.                                                        Brazil
      Rivso Comercio E Participacoes Ltd.                                    Brazil
      Alarm-Tek Industria O Comercio SA                                      Brazil
      Knogo Do Brasil Sisternas De Vigilancia Ltd.                           Brazil
      Knogo Latin America SA                                                 Uruguay

      All companies listed herein are wholly-owned by the Company, directly or indirectly, with the exception of Sensormatic do Brasil Electronica Ltda., Senelbra Ltda., and Sensormatic de Peru, which are all 51% owned.


                                    Page 2